SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 12, 2004

PRECISION OPTICS CORPORATION, INC.

Exact name of registrant as specified in its charter)
Massachusetts	001-10647	04-2795294

(State or other jurisdiction of	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

22 East Broadway, Gardner, Massachusetts 01440

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 630-1800

Item 5. Other Information and Regulation FD Disclosure.

     On May 12, 2004, the Registrant issued the press release attached as Exhibit 99.1 announcing a rights offering.

Item 7. Financial Statements and Exhibits.

(c)	Exhibit Number	Title

	99.1	Press Release issued by Precision Optics Corporation, Inc. on May 12, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2004	PRECISION OPTICS CORPORATION, INC.

	By:	/s/ Jack P. Dreimiller

Name: Jack P. Dreimiller Title: Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Precision Optics Corporation, Inc. on May 12, 2004.